FIRST AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                           EXECUTIVE RESTRICTED STOCK PLAN


               THIS AMENDMENT made this 25th day of March, 1997, by the

          Connecticut Natural Gas Corporation for the purpose of amending its Executive Restricted Stock Plan,

                                W I T N E S S E T H :

               WHEREAS, Connecticut Natural Gas Corporation (the

          "Corporation") adopted an Executive Restricted Stock Plan (the

          "Plan") effective October 1, 1990; and

               WHEREAS, the Corporation reserved the right to amend the

          Plan by action of its Board; and

               WHEREAS, pursuant to an Agreement and Plan of Exchange, it is anticipated that the outstanding shares of CNG Common Stock will be exchanged for shares of the common stock of CTG

          Resources, Inc.; and

               WHEREAS, such shares will thereafter be considered to be

          "Shares" pursuant to this Plan;

               NOW, THEREFORE, the Corporation hereby amends the Plan as

          follows:

               1.   Paragraph (j) of Section 2 is amended to read as

          follows:

                    "(j)  'Shares' means shares of common stock of CTG
               Resources, Inc."

               2.   The first sentence of Paragraph (d) of Section 10 is

          amended by the insertion of the words "or cause to be issued"

          after the word "issue" wherever the same shall appear therein.





               3.   This amendment shall be effective upon the effective

          date of an Agreement and Plan of Exchange pursuant to which shares of CNG Common Stock are exchanged for shares of CTG

          Resources, Inc. Common Stock.

               IN WITNESS WHEREOF, the Corporation hereby executes this

          amendment on the day and year above written.


          ATTEST:                  CONNECTICUT NATURAL GAS CORPORATION


          S/ R. L. Babcock              S/ James P. Bolduc
          ______________________   By__________________________________
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